UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

Putnam International Growth Fund

Semiannual report
3|31|13

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States with growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 24 countries outside the United States as of March 31, 2013.

Illustration sources: MSCI EAFE Index, MSCI Emerging Markets Index.

2 International Growth Fund

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase fixed assets such as land, machinery, or buildings — is one of the keys for sustaining long-term economic growth. Most regions of the world are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
Newly industrialized Asian economies
United States
Latin America and the Caribbean
30%
25
20
15
10
5
0
2011
2012*
2013*

* *Estimated.*

Sources: International Monetary Fund, World Economic Outlook Database, October 2012; Haver Analytics.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz
Portfolio Manager
Putnam International Growth Fund

International Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. Recent performance may have benefited from one or more legal settlements.

* Returns for the six-month period are not annualized, but cumulative.

4	International Growth Fund

Interview with your fund’s portfolio manager

How did international markets perform over the six-month period ended March 31, 2013?

International markets generally rallied during the period. The rally was led by lower-beta (or less volatile) sectors — such as consumer staples, health care, and telecommunications — which outperformed higher-beta sectors, and within most sectors lower-beta stocks tended to outperform their higher-beta peers. In general, this is the inverse of what typically happens during a broad market advance, as higher-beta stocks tend to outperform when markets are rallying. This anomaly was partially driven by the fact that an environment of very low interest rates led investors to seek yield by buying dividend-paying stocks, which tend to be less volatile than growth-oriented stocks.

Were there any other major surprises during the period?

The other big surprise was Japan’s strong stock market performance and steep currency decline. We anticipated that the new government in Japan and the new governor at the Bank of Japan would inaugurate a regime of looser monetary policy in their efforts to lift the country decisively out of decades of deflation. However, the speed of the change in policy exceeded even our optimistic assumptions.

The Bank of Japan, for example, adopted a set of remarkable measures, such as the plan

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

International Growth Fund	5

to double Japan’s already large monetary base by March 2015 and to buy vast quantities of Japanese government bonds. In the United States, one key objective of recent bond purchase programs has been for the government to acquire a significant portion of available government bonds in order to drive yields down and thereby give investors an incentive to seek higher yields elsewhere, including in stock markets. In Japan, by contrast, the objective of the policy has been to buy an overwhelming majority of the supply of government bonds in order to force large investors such as banks and insurance companies to invest their idle cash in other (in most cases, riskier) assets.

How did you adjust the portfolio’s exposure to Japanese stocks?

In the beginning of the six-month period, we significantly increased the portfolio’s exposure to weak-yen and “reflation” beneficiaries, which include exporters and real-estate-related companies. Relative to the benchmark, we had an underweight exposure to Japan, but versus the fund’s peer group average, we had a moderate overweight.

After the portfolio’s Japanese equity positions performed well at the start of the period, we trimmed them, based on our belief that Japanese equities as a whole would pull back and provide a more attractive buying opportunity. That was not the case, however, as Japanese equities continued to accelerate as policy changes cascaded into the market. Thus, during the second half of the six-month period, we were significantly underweight Japanese stocks versus the benchmark. This underweight positioning was the largest detractor from the fund’s relative performance results, although some of this was offset by our underweight exposure to the yen.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Growth Fund

What other strategies or stocks detracted from the fund’s performance?

After our underweight to Japanese equities, the biggest detractor was the fund’s exposure to gold-related stocks, such as Goldcorp and Barrick Gold. Despite the very unorthodox monetary policies undertaken in Japan, which might be characterized as extreme and even reckless, investors became less interested in the “safe haven” of gold and gold-related stocks. We believe that the ongoing recovery in the United States may be largely responsible for gold’s underperformance. Nevertheless, we maintain some of our exposure to gold because we believe that most developed economies will continue to require loose monetary policy in order to ease the path to economic recovery.

Some European financials, such as ING and Unicredit, performed poorly. As a whole, the financials sector performed well in the first three months of the period, but the latter half of the semiannual period — the first three months of 2013 — was challenging for these stocks.

Which strategies or stocks contributed the most to results?

The portfolio had a benchmark-relative underweight to European stocks for the entire period, and this helped relative results. We focused on stock picking, including among European financials that we continue to think are underpriced.

Our decision to not own certain metals and mining companies that are in the benchmark significantly helped the fund’s relative

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Growth Fund	7

performance. Avoiding BHP and Newcrest, for example, was a top-contributing strategy.

One of the biggest active weights in the portfolio, and a strong contributor to results during the period, was the stock of a Tokyo-based international financial services company, Orix. The company is a leading player in Japanese real estate and has an excellent track record as a financier to small and midsize businesses in Japan. Orix’s focus on small and midsize companies, which have suddenly found themselves in a better — i.e., non-deflationary — environment in Japan, meant that Orix could stand to benefit significantly from the new policies. When the stock underperformed early in the period, we added to our position as we believed the company would eventually be recognized as a compelling economic “reflation” story. This proved correct, and the stock appreciated dramatically during the latter part of the period.

Another strong performer was Regus, an office outsourcing company that provides cost-effective office space and equipment solutions for many types of companies. Regus is U.K.-based, but globally exposed, and has grown rapidly as companies attempt to rationalize their office costs and reduce their fixed cost base. In particular, when small and midsize businesses grow or shrink, they often face daunting logistical problems in terms of right-sizing their office space, and we believe Regus has proven itself a capable player in this critical business area.

What is your outlook for international markets?

We are guardedly optimistic in what we believe is a context of numerous imbalances in the world’s major economies. In our view, the four major economies in the world — Europe, Japan, China, and the United States — each have structural challenges

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Growth Fund

that suggest opportunities as well as risks for international investors.

In Europe, the region’s political structure still appears to be inadequate to the task of generating appropriate monetary and fiscal policy for many of its member countries. Europe is learning how the electorate can force a change in the wake of politically unpopular fiscal measures. The results of Italy’s recent elections are a case in point.

Japan has embarked on a policy that we believe should at least temporarily improve what has been a two-decade-long problem with deflation. Certain sectors of the economy — especially imported products — will likely see price increases, in our view, and we are beginning to see signs of salary increases for Japanese workers. These signs that deflation might be ending may continue to attract significant shifts in asset allocation (into equities) from large Japan-based institutional investors as well as investors around the world. We are worried, though, about the long-term implications of Japan’s extremely unorthodox monetary policy measures, and we are keeping a close watch to see if what we consider true structural-adjustment policies are enacted to allow for more robust drivers of future economic growth.

With China, we think the major infrastructure and property-related spending of the past few years has created a large economic imbalance. The solution to date has been to just slow the rate of growth of such spending, but in many cases the underlying imbalances have also worsened, albeit at a slower pace. While the Chinese government likely has the incentive and ability (using infrastructure spending) to sustain reasonable growth over the short term, over the longer term we believe some type of restructuring and retrenching will likely be necessary.

Lastly, while the United States still faces unsustainably high levels of debt, we believe there are signs that the underlying economy is continuing a slow but steady rebound. It is still uncertain whether the growth can be maintained in the face of the incipient fiscal retrenchment. However, steady recoveries in areas such as the housing sector and consumer spending, along with the boost that new, cheap energy sources are providing, appear to be at least temporarily offsetting the impacts of fiscal sequestration. While these imbalances are cause for concern, we expect the economies of Japan, China, and the United States will look relatively strong in the short to medium term, though Europe may take slightly longer to rebound. In the meantime, we will continue to focus on stock picking, targeting what we consider the most attractively priced growth opportunities in the international markets.

Thanks, Jeff, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

International Growth Fund	9

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	International Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.55%	6.21%	5.76%	5.76%	5.76%	5.76%	6.03%	5.82%	6.29%	6.66%

10 years	159.51	144.58	140.57	140.57	140.71	140.71	146.69	138.06	153.58	164.41
Annual average	10.01	9.36	9.18	9.18	9.18	9.18	9.45	9.06	9.75	10.21

5 years	5.98	–0.11	2.03	0.09	1.99	1.99	3.35	–0.27	4.62	7.28
Annual average	1.17	–0.02	0.40	0.02	0.40	0.40	0.66	–0.05	0.91	1.42

3 years	15.80	9.14	13.17	10.17	13.10	13.10	14.03	10.04	14.94	16.65
Annual average	5.01	2.96	4.21	3.28	4.19	4.19	4.47	3.24	4.75	5.27

1 year	10.22	3.89	9.32	4.32	9.39	8.39	9.63	5.80	9.91	10.45

6 months	11.54	5.13	11.14	6.14	11.09	10.09	11.25	7.36	11.40	11.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

International Growth Fund	11

Comparative index returns For periods ended 3/31/13

		Lipper International
	MSCI EAFE Growth	Large-Cap Growth Funds
	Index (ND)	category average*

Annual average (life of fund)	3.89%	5.97%

10 years	145.19	153.43
Annual average	9.38	9.64

5 years	–0.67	–1.28
Annual average	–0.13	–0.35

3 years	20.70	17.34
Annual average	6.47	5.43

1 year	11.38	9.07

6 months	12.91	9.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 219, 214, 199, 158, 116, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.071		—	—	—		$0.035	$0.110

Capital gains	—		—	—	—		—	—

Total	$0.071		—	—	—		$0.035	$0.110

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/12	$15.03	$15.95	$13.82	$14.16	$14.22	$14.74	$14.80	$15.11

3/31/13	16.69	17.71	15.36	15.73	15.82	16.39	16.45	16.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	International Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/12	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

Annualized expense ratio
for the six-month period
ended 3/31/13*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 3/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.12	$12.05	$12.05	$10.74	$9.43	$6.81

Ending value (after expenses)	$1,115.40	$1,111.40	$1,110.90	$1,112.50	$1,114.00	$1,116.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Growth Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.75	$11.50	$11.50	$10.25	$9.00	$6.49

Ending value (after expenses)	$1,017.25	$1,013.51	$1,013.51	$1,014.76	$1,016.01	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	International Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Growth Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	International Growth Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Growth Fund	17

The fund’s portfolio 3/31/13 (Unaudited)

COMMON STOCKS (96.2%)*	Shares	Value

Aerospace and defense (2.1%)
Embraer SA ADR (Brazil)	36,000	$1,284,120

European Aeronautic Defence and Space Co. NV (France)	43,943	2,236,236

Safran SA (France)	82,329	3,672,038

		7,192,394
Air freight and logistics (0.7%)
Deutsche Post AG (Germany)	101,946	2,348,965

		2,348,965
Airlines (0.7%)
Deutsche Lufthansa AG (Germany)	25,425	496,525

Japan Airlines Co., Ltd. (Japan) †	38,200	1,782,042

		2,278,567
Auto components (2.0%)
Bridgestone Corp. (Japan)	100,700	3,397,128

Delphi Automotive PLC (United Kingdom)	78,000	3,463,200

		6,860,328
Automobiles (2.4%)
Bayerische Motoren Werke (BMW) AG (Germany)	8,940	771,356

Daimler AG (Registered Shares) (Germany)	47,318	2,574,485

Maruti Suzuki India, Ltd. (India)	65,994	1,557,742

Nissan Motor Co., Ltd. (Japan)	337,700	3,272,176

		8,175,759
Beverages (5.0%)
Anheuser-Busch InBev NV (Belgium)	48,651	4,817,567

Fomento Economico Mexicano SAB de CV ADR (Mexico)	23,600	2,678,600

Pernod-Ricard SA (France)	39,391	4,908,462

SABMiller PLC (United Kingdom)	90,996	4,789,460

		17,194,089
Biotechnology (0.4%)
Grifols SA ADR (Spain) †	46,415	1,346,499

		1,346,499
Building products (0.2%)
Daikin Industries, Ltd. (Japan)	17,800	702,100

		702,100
Capital markets (1.9%)
Ashmore Group PLC (United Kingdom)	371,190	1,974,016

KKR & Co. LP	130,900	2,528,988

UBS AG (Switzerland)	124,717	1,911,548

		6,414,552
Chemicals (3.9%)
Agrium, Inc. (Canada)	12,600	1,228,500

Akzo Nobel NV (Netherlands)	36,663	2,356,057

BASF SE (Germany)	42,438	3,716,552

Monsanto Co.	24,900	2,630,187

Syngenta AG (Switzerland)	6,658	2,777,381

Tronox, Ltd. Class A	36,400	721,084

		13,429,761
Commercial banks (5.7%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	127,713	1,107,164

Barclays PLC (United Kingdom)	1,134,112	5,017,173

China Construction Bank Corp. (China)	1,222,000	1,000,849

Credicorp, Ltd. (Peru)	4,400	730,620

18	International Growth Fund

COMMON STOCKS (96.2%)* cont.	Shares	Value

Commercial banks cont.
Grupo Financiero Banorte SAB de CV (Mexico)	385,800	$3,092,597

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	219,000	1,320,089

Sberbank of Russia ADR (Russia)	267,216	3,425,709

Societe Generale SA (France) †	69,199	2,273,453

UniCredit SpA (Italy) †	348,203	1,486,326

		19,453,980
Commercial services and supplies (1.8%)
Regus PLC (United Kingdom)	1,233,669	2,974,828

Tyco International, Ltd.	104,002	3,328,064

		6,302,892
Computers and peripherals (2.0%)
Gemalto NV (Netherlands)	22,074	1,925,514

Pegatron Corp. (Taiwan) †	1,371,000	2,110,873

SanDisk Corp. †	49,813	2,739,715

		6,776,102
Construction and engineering (2.3%)
ACS Actividades de Construccion y Servicios SA (Spain)	27,371	638,732

China Communications Construction Co., Ltd. (China)	4,135,000	3,857,291

Jaypee Infratech, Ltd. (India) †	1,088,315	795,956

Surya Semesta Internusa Tbk PT (Indonesia)	15,572,000	2,598,493

		7,890,472
Construction materials (0.9%)
China Shanshui Cement Group, Ltd. (China)	1,904,000	1,098,776

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	825,000	1,980,277

		3,079,053
Diversified financial services (2.9%)
Citigroup, Inc.	38,100	1,685,544

ING Groep NV GDR (Netherlands) †	354,855	2,518,622

ORIX Corp. (Japan)	448,800	5,732,376

		9,936,542
Diversified telecommunication services (0.5%)
TalkTalk Telecom Group PLC (United Kingdom)	404,476	1,674,118

		1,674,118
Electrical equipment (0.6%)
Mitsubishi Electric Corp. (Japan)	267,000	2,178,255

		2,178,255
Electronic equipment, instruments, and components (1.0%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	675,000	1,874,161

Yokogawa Electric Corp. (Japan)	150,600	1,514,358

		3,388,519
Energy equipment and services (1.8%)
Ezion Holdings, Ltd. (Singapore)	1,223,000	2,145,681

Halliburton Co.	68,100	2,751,921

Petrofac, Ltd. (United Kingdom)	63,561	1,383,959

		6,281,561
Food and staples retail (0.7%)
Magnit OJSC (Russia)	11,813	2,279,058

		2,279,058
Food products (4.0%)
Associated British Foods PLC (United Kingdom)	99,735	2,880,819

Kerry Group PLC Class A (Ireland)	63,494	3,783,406

Nestle SA (Switzerland)	98,959	7,156,363

		13,820,588

International Growth Fund	19

COMMON STOCKS (96.2%)* cont.	Shares	Value

Gas utilities (0.8%)
Tokyo Gas Co., Ltd. (Japan)	492,000	$2,659,403

		2,659,403
Health-care equipment and supplies (1.3%)
Covidien PLC	47,525	3,224,096

Sartorius AG (Preference) (Germany)	12,376	1,324,659

		4,548,755
Hotels, restaurants, and leisure (2.0%)
Compass Group PLC (United Kingdom)	525,208	6,707,418

		6,707,418
Household durables (1.3%)
Persimmon PLC (United Kingdom)	150,324	2,441,700

Coway Co., Ltd. (South Korea)	48,510	2,157,381

		4,599,081
Household products (0.7%)
Henkel AG & Co. KGaA (Preference) (Germany)	26,458	2,546,693

		2,546,693
Industrial conglomerates (0.9%)
Siemens AG (Germany)	27,771	2,991,323

		2,991,323
Insurance (3.8%)
AIA Group, Ltd. (Hong Kong)	960,000	4,207,836

Prudential PLC (United Kingdom)	415,323	6,720,815

Tokio Marine Holdings, Inc. (Japan)	66,400	1,919,272

		12,847,923
Internet software and services (0.4%)
Yandex NV Class A (Russia) †	59,600	1,377,952

		1,377,952
IT Services (1.2%)
InterXion Holding NV (Netherlands) †	64,100	1,552,502

Visa, Inc. Class A	14,000	2,377,760

		3,930,262
Machinery (0.3%)
Shanghai Prime Machinery Co., Ltd. (China)	8,982,000	1,192,558

		1,192,558
Media (2.3%)
Global Mediacom Tbk PT (Indonesia)	10,005,000	2,400,796

Virgin Media, Inc. (United Kingdom)	35,500	1,738,435

WPP PLC (United Kingdom)	240,360	3,831,105

		7,970,336
Metals and mining (4.3%)
Barrick Gold Corp. (Canada)	49,000	1,439,346

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	90,700	3,002,170

Goldcorp, Inc. (Canada)	138,763	4,668,917

Rio Tinto, Ltd. (Australia)	46,767	2,794,294

ThyssenKrupp AG (Germany) †	24,125	490,620

Xstrata PLC (United Kingdom)	145,364	2,358,927

		14,754,274
Multi-utilities (0.5%)
Centrica PLC (United Kingdom)	293,043	1,637,236

		1,637,236
Multiline retail (1.0%)
Matahari Department Store Tbk PT (Indonesia) †	586,000	663,339

PPR SA (France)	12,231	2,687,264

		3,350,603

20	International Growth Fund

COMMON STOCKS (96.2%)* cont.	Shares	Value

Oil, gas, and consumable fuels (5.1%)
BG Group PLC (United Kingdom)	295,214	$5,064,274

Origin Energy, Ltd. (Australia)	244,701	3,394,619

Royal Dutch Shell PLC Class A (United Kingdom)	96,199	3,111,950

Suncor Energy, Inc. (Canada)	113,900	3,413,020

Tullow Oil PLC (United Kingdom)	122,333	2,288,169

		17,272,032
Pharmaceuticals (8.2%)
Astellas Pharma, Inc. (Japan)	110,600	5,965,820

Bayer AG (Germany)	38,741	3,996,155

GlaxoSmithKline PLC (United Kingdom)	131,558	3,075,396

Merck KGaA (Germany)	19,959	3,011,291

Sanofi (France)	72,479	7,364,759

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China) †	1,016,500	1,840,259

Shire PLC (United Kingdom)	86,850	2,644,563

		27,898,243
Real estate management and development (1.9%)
Mitsubishi Estate Co., Ltd. (Japan)	126,000	3,570,397

Realogy Holdings Corp. †	11,449	559,169

Sun Hung Kai Properties, Ltd. (Hong Kong)	167,000	2,254,163

		6,383,729
Semiconductors and semiconductor equipment (2.4%)
ASML Holding NV ADR (Netherlands)	44,428	3,021,548

NXP Semiconductor NV †	44,800	1,355,648

SK Hynix, Inc. (South Korea) †	148,380	3,928,202

		8,305,398
Software (2.0%)
SAP AG (Germany)	85,985	6,888,746

		6,888,746
Specialty retail (0.4%)
Kingfisher PLC (United Kingdom)	78,392	342,806

Tom Tailor Holding AG (Germany)	42,305	952,256

		1,295,062
Textiles, apparel, and luxury goods (1.8%)
Cie Financiere Richemont SA (Switzerland)	62,392	4,896,454

Prada SpA (Italy)	130,000	1,330,620

		6,227,074
Thrifts and mortgage finance (0.9%)
Housing Development Finance Corp., Ltd. (HDFC) (India) †	197,330	3,005,732

		3,005,732
Tobacco (3.7%)
British American Tobacco (BAT) PLC (United Kingdom)	124,936	6,695,444

Japan Tobacco, Inc. (Japan)	186,900	5,981,874

		12,677,318
Trading companies and distributors (2.1%)
ITOCHU Corp. (Japan)	146,200	1,793,371

Mitsui & Co., Ltd. (Japan)	191,500	2,693,383

Wolseley PLC (United Kingdom)	53,160	2,643,731

		7,130,485
Transportation infrastructure (0.5%)
TAV Havalimanlari Holding AS (Turkey)	284,234	1,830,170

		1,830,170

International Growth Fund	21

COMMON STOCKS (96.2%)* cont.		Shares	Value

Water utilities (0.7%)
Beijing Enterprises Water Group, Ltd. (China)		4,998,000	$1,488,457

Hyflux, Ltd. (Singapore) S		834,000	983,114

			2,471,571
Wireless telecommunication services (2.1%)
Softbank Corp. (Japan)		45,600	2,101,251

Turkcell Iletisim Hizmetleri AS (Turkey) †		252,379	1,694,802

Vodafone Group PLC (United Kingdom)		1,166,714	3,307,978

			7,104,031

Total common stocks (cost $295,919,883)			$328,607,562

PREFERRED STOCKS (1.8%)*		Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)		7,971	$6,235,434

Total preferred stocks (cost $5,770,133)			$6,235,434

PURCHASED EQUITY OPTIONS	Expiration	Contract
OUTSTANDING (—%)*	date/strike	amount	Value

AIA Group, Ltd. (Put)	Apr-13/$33.52	157,000	$3,440

European Aeronautic Defence and
Space Co. NV (Put)	Apr-13/40.93	12,678	24,220

Pernod-Ricard SA (Put) F	Apr-13/97.62	10,744	21,760

SABMiller PLC (Put)	Apr-13/34.41	26,178	9,980

Sun Hung Kai Properties, Ltd. (Put)	Apr-13/102.02	102,000	2,033

Total purchased equity options outstanding (cost $77,250)			$61,433

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.19% [d]		521,250	$521,250

Putnam Short Term Investment Fund 0.08% L		5,416,838	5,416,838

SSgA Prime Money Market Fund 0.02% P		780,000	780,000

U.S. Treasury Bills with effective yields ranging from 0.12%
to 0.14%, March 6, 2014 ∆		$143,000	142,820

U.S. Treasury Bills with an effective yield of 0.15%,
February 6, 2014 ∆		518,000	517,334

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.14%, January 9, 2014 ∆		802,000	801,172

Total short-term investments (cost $8,179,414)			$8,179,414

TOTAL INVESTMENTS

Total investments (cost $309,946,680)			$343,083,843

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OJSC	Open Joint Stock Company

22	International Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $341,545,637.

† Non-income-producing security.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $11,639,786 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	23.0%	Australia	1.8%

Japan	13.6	Mexico	1.7

Germany	9.4	India	1.6

United States	9.0	Belgium	1.4

France	6.8	Taiwan	1.2

Switzerland	4.9	Ireland	1.1

South Korea	3.6	Turkey	1.0

Netherlands	3.3	Singapore	0.9

Canada	3.1	Spain	0.9

Indonesia	3.1	Italy	0.8

China	3.1	Other	0.7

Russia	2.1	Total	100.0%

Hong Kong	1.9

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $179,617,070) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	4/17/13	$4,058,113	$4,042,382	$(15,731)

	British Pound	Buy	6/19/13	1,891,870	1,866,905	24,965

	Canadian Dollar	Sell	4/17/13	48,317	49,036	719

International Growth Fund	23

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $179,617,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	British Pound	Sell	6/19/13	$10,741,253	$10,614,011	$(127,242)

	Canadian Dollar	Sell	4/17/13	2,202,822	2,238,231	35,409

	Euro	Buy	6/19/13	2,926,675	2,967,702	(41,027)

	Hong Kong Dollar	Buy	5/15/13	4,510,664	4,515,875	(5,211)

	Japanese Yen	Buy	5/15/13	5,317,393	5,397,328	(79,935)

	Singapore Dollar	Buy	5/15/13	1,222,127	1,223,938	(1,811)

	Swedish Krona	Buy	6/19/13	2,841,511	2,866,092	(24,581)

	Swiss Franc	Buy	6/19/13	1,664,765	1,673,358	(8,593)

Citibank, N.A.

	Australian Dollar	Buy	4/17/13	730,019	727,204	2,815

	British Pound	Buy	6/19/13	5,436,696	5,371,899	64,797

	Canadian Dollar	Sell	4/17/13	1,603,233	1,628,842	25,609

	Danish Krone	Buy	6/19/13	6,978,962	7,084,028	(105,066)

	Euro	Sell	6/19/13	7,788,735	7,897,282	108,547

	Singapore Dollar	Buy	5/15/13	1,360,893	1,363,407	(2,514)

Credit Suisse International

	Australian Dollar	Buy	4/17/13	866,475	853,094	13,381

	Australian Dollar	Sell	4/17/13	858,363	854,970	(3,393)

	British Pound	Buy	6/19/13	2,075,346	2,063,399	11,947

	Canadian Dollar	Buy	4/17/13	4,032,979	4,098,915	(65,936)

	Euro	Sell	6/19/13	5,855,531	5,937,341	81,810

	Japanese Yen	Buy	5/15/13	3,990,307	4,063,049	(72,742)

	Norwegian Krone	Buy	6/19/13	943,222	953,521	(10,299)

	Swedish Krona	Buy	6/19/13	1,914,278	1,930,253	(15,975)

	Swiss Franc	Sell	6/19/13	3,473,568	3,491,708	18,140

Deutsche Bank AG

	Australian Dollar	Buy	4/17/13	4,642,524	4,624,081	18,443

	British Pound	Sell	6/19/13	877,739	867,255	(10,484)

	Canadian Dollar	Buy	4/17/13	2,581,981	2,624,062	(42,081)

	Euro	Buy	6/19/13	1,684,259	1,707,987	(23,728)

	Swedish Krona	Buy	6/19/13	1,452,102	1,463,912	(11,810)

Goldman Sachs International

	Australian Dollar	Buy	4/17/13	1,303,509	1,298,419	5,090

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/17/13	3,978,236	3,954,556	23,680

	British Pound	Sell	6/19/13	1,823,370	1,801,194	(22,176)

	Euro	Sell	6/19/13	2,283,215	2,310,237	27,022

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/17/13	2,107,269	2,099,141	8,128

	British Pound	Buy	6/19/13	3,776,905	3,732,089	44,816

	Canadian Dollar	Sell	4/17/13	3,094,578	3,191,699	97,121

	Euro	Buy	6/19/13	9,395,142	9,526,882	(131,740)

24	International Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $179,617,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Japanese Yen	Buy	5/15/13	$1,196,582	$1,218,580	$(21,998)

	Swedish Krona	Buy	6/19/13	1,936,217	1,952,135	(15,918)

	Swiss Franc	Buy	6/19/13	2,894,570	2,909,486	(14,916)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/17/13	1,866,495	1,859,259	7,236

	Canadian Dollar	Buy	4/17/13	3,089,166	3,138,635	(49,469)

	Euro	Sell	6/19/13	6,800,778	6,894,045	93,267

	Israeli Shekel	Buy	4/17/13	1,743,431	1,713,999	29,432

	Swedish Krona	Buy	6/19/13	1,078,111	1,086,779	(8,668)

UBS AG

	British Pound	Sell	6/19/13	7,708,581	7,623,810	(84,771)

	Canadian Dollar	Sell	4/17/13	3,127,347	3,199,563	72,216

	Euro	Buy	6/19/13	6,315,714	6,410,397	(94,683)

	Norwegian Krone	Buy	6/19/13	418,942	423,540	(4,598)

	Swedish Krona	Buy	6/19/13	2,828,749	2,852,039	(23,290)

	Swiss Franc	Buy	6/19/13	1,556,051	1,563,825	(7,774)

WestPac Banking Corp.

	British Pound	Sell	6/19/13	467,803	462,200	(5,603)

	Canadian Dollar	Sell	4/17/13	1,564,363	1,589,613	25,250

	Euro	Buy	6/19/13	2,955,790	2,997,328	(41,538)

	Japanese Yen	Sell	5/15/13	6,623,152	6,746,553	123,401

Total						$(232,060)

WRITTEN EQUITY OPTIONS OUTSTANDING at 3/31/13 (premiums $77,250) (Unaudited)

	Expiration	Contract
	date/strike	amount	Value

AIA Group, Ltd. (Call)	Apr-13/$33.52	157,000	$13,687

European Aeronautic Defence
and Space Co. NV (Call)	Apr-13/40.93	12,678	4,240

Pernod-Ricard SA (Call)	Apr-13/97.62	10,744	17,628

SABMiller PLC (Call)	Apr-13/34.41	26,178	19,377

Sun Hung Kai Properties, Ltd. (Call)	Apr-13/102.02	102,000	39,107

Total			$94,039

International Growth Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$31,069,818	$14,115,843	$—

Consumer staples	42,535,872	5,981,874	—

Energy	18,013,293	5,540,300	—

Financials	35,031,744	23,010,714	—

Health care	25,987,418	7,806,079	—

Industrials	24,444,732	17,593,449	—

Information technology	21,239,385	9,427,594	—

Materials	25,389,741	5,873,347	—

Telecommunication services	6,676,898	2,101,251	—

Utilities	1,637,236	5,130,974	—

Total common stocks	232,026,137	96,581,425	—

Preferred stocks	—	6,235,434	—

Purchased equity options outstanding	—	61,433	—

Short-term investments	6,196,838	1,982,576	—

Totals by level	$238,222,975	$104,860,868	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(232,060)	$—

Written equity options outstanding	—	(94,039)	—

Totals by level	$—	$(326,099)	$—

The accompanying notes are an integral part of these financial statements.

26	International Growth Fund

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $489,661 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $304,008,592)	$337,145,755
Affiliated issuers (identified cost $5,938,088) (Notes 1 and 6)	5,938,088

Cash	77,343

Foreign currency (cost $926,646) (Note 1)	907,580

Dividends, interest and other receivables	1,335,190

Receivable for shares of the fund sold	108,229

Receivable for investments sold	10,078,772

Unrealized appreciation on forward currency contracts (Note 1)	963,241

Total assets	356,554,198

LIABILITIES

Payable for investments purchased	11,144,222

Payable for shares of the fund repurchased	300,140

Payable for compensation of Manager (Note 2)	257,394

Payable for custodian fees (Note 2)	22,111

Payable for investor servicing fees (Note 2)	143,401

Payable for Trustee compensation and expenses (Note 2)	218,675

Payable for administrative services (Note 2)	1,250

Payable for distribution fees (Note 2)	205,872

Unrealized depreciation on forward currency contracts (Note 1)	1,195,301

Written options outstanding, at value (premiums $77,250) (Notes 1 and 3)	94,039

Collateral on securities loaned, at value (Note 1)	521,250

Collateral on certain derivative contracts, at value (Note 1)	780,000

Other accrued expenses	124,906

Total liabilities	15,008,561

Net assets	$341,545,637

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$440,877,650

Distributions in excess of net investment income (Note 1)	(891,194)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(131,280,165)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,839,346

Total — Representing net assets applicable to capital shares outstanding	$341,545,637

(Continued on next page)

International Growth Fund	27

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($300,724,199 divided by 18,022,413 shares)	$16.69

Offering price per class A share (100/94.25 of $16.69)*	$17.71

Net asset value and offering price per class B share ($8,459,065 divided by 550,683 shares)**	$15.36

Net asset value and offering price per class C share ($8,235,218 divided by 523,448 shares)**	$15.73

Net asset value and redemption price per class M share ($6,105,680 divided by 385,966 shares)	$15.82

Offering price per class M share (100/96.50 of $15.82)*	$16.39

Net asset value, offering price and redemption price per class R share
($2,082,869 divided by 126,632 shares)	$16.45

Net asset value, offering price and redemption price per class Y share
($15,938,606 divided by 951,450 shares)	$16.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28	International Growth Fund

Statement of operations Six months ended 3/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $141,992)	$2,403,297

Interest (including interest income of $2,101 from investments in affiliated issuers) (Note 6)	3,038

Securities lending (Note 1)	33,270

Total investment income	2,439,605

EXPENSES

Compensation of Manager (Note 2)	1,480,556

Investor servicing fees (Note 2)	486,018

Custodian fees (Note 2)	45,578

Trustee compensation and expenses (Note 2)	16,283

Distribution fees (Note 2)	476,196

Administrative services (Note 2)	5,730

Other	113,743

Total expenses	2,624,104

Expense reduction (Note 2)	(15,003)

Net expenses	2,609,101

Net investment loss	(169,496)

Net realized gain on investments (Notes 1 and 3)	14,128,169

Net realized gain on foreign currency transactions (Note 1)	1,404,401

Net realized gain on written options (Notes 1 and 3)	270,323

Net unrealized depreciation of assets and liabilities in foreign currencies
(net of foreign tax of $37,381) during the period	(1,094,695)

Net unrealized appreciation of investments and written options during the period	21,607,539

Net gain on investments	36,315,737

Net increase in net assets resulting from operations	$36,146,241

The accompanying notes are an integral part of these financial statements.

International Growth Fund	29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income (loss)	$(169,496)	$1,820,200

Net realized gain (loss) on investments
and foreign currency transactions	15,802,893	(24,562,223)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	20,512,844	79,594,981

Net increase in net assets resulting from operations	36,146,241	56,852,958

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,303,975)	(10,262,754)

Class B	—	(290,899)

Class C	—	(223,822)

Class M	—	(206,103)

Class R	(4,449)	(57,432)

Class Y	(101,466)	(970,524)

Increase in capital from settlement payments	—	990,818

Redemption fees (Note 1)	937	5,206

Decrease from capital share transactions (Note 4)	(16,572,748)	(48,067,601)

Total increase (decrease) in net assets	18,164,540	(2,230,153)

NET ASSETS

Beginning of period	323,381,097	325,611,250

End of period (including distributions in excess of net
investment income of $891,194 and undistributed net
investment income of $688,192, respectively)	$341,545,637	$323,381,097

* Unaudited

The accompanying notes are an integral part of these financial statements.

30	International Growth Fund

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International Growth Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
March 31, 2013**	$15.03	(.01)	1.74	1.73	(.07)	(.07)	—	—	$16.69	11.54*	$300,724	.77*	(.03)*	66*
September 30, 2012	13.10	.09	2.30	2.39	(.50)	(.50)	—	.04 [e]	15.03	19.14	286,059	1.56	.60	108
September 30, 2011	15.47	.10	(2.44)	(2.34)	(.19)	(.19)	—	.16 [f,g,h]	13.10	(14.33)	276,049	1.59	.59	121
September 30, 2010	14.53	.06	1.21	1.27	(.37)	(.37)	—	.04 [i]	15.47	9.17	359,067	1.67 [j,k]	.42 [j]	162
September 30, 2009	13.30	.21	.93	1.14	—	—	—	.09 [l,m]	14.53	9.25	371,482	1.56 [j]	1.86 [j]	193
September 30, 2008	19.90	.23	(6.58)	(6.35)	(.25)	(.25)	—	—	13.30	(32.26)	420,839	1.51 [j]	1.33 [j]	122

Class B
March 31, 2013**	$13.82	(.06)	1.60	1.54	—	—	—	—	$15.36	11.14*	$8,459	1.14*	(.42)*	66*
September 30, 2012	12.04	(.02)	2.13	2.11	(.37)	(.37)	—	.04 [e]	13.82	18.24	8,854	2.31	(.19)	108
September 30, 2011	14.22	(.03)	(2.25)	(2.28)	(.06)	(.06)	—	.16 [f,g,h]	12.04	(14.97)	10,474	2.34	(.21)	121
September 30, 2010	13.39	(.05)	1.11	1.06	(.27)	(.27)	—	.04 [i]	14.22	8.29	17,777	2.42 [j,k]	(.38) [j]	162
September 30, 2009	12.34	.12	.84	.96	—	—	—	.09 [l,m]	13.39	8.51	24,861	2.31 [j]	1.12 [j]	193
September 30, 2008	18.47	.06	(6.10)	(6.04)	(.09)	(.09)	—	—	12.34	(32.83)	39,186	2.26 [j]	.38 [j]	122

Class C
March 31, 2013**	$14.16	(.06)	1.63	1.57	—	—	—	—	$15.73	11.09*	$8,235	1.14*	(.41)*	66*
September 30, 2012	12.35	(.02)	2.18	2.16	(.39)	(.39)	—	.04 [e]	14.16	18.24	7,671	2.31	(.14)	108
September 30, 2011	14.60	(.02)	(2.31)	(2.33)	(.08)	(.08)	—	.16 [f,g,h]	12.35	(14.96)	7,293	2.34	(.15)	121
September 30, 2010	13.75	(.05)	1.14	1.09	(.28)	(.28)	—	.04 [i]	14.60	8.31	9,093	2.42 [j,k]	(.33) [j]	162
September 30, 2009	12.68	.12	.86	.98	—	—	—	.09 [l,m]	13.75	8.44	9,549	2.31 [j]	1.11 [j]	193
September 30, 2008	19.00	.09	(6.28)	(6.19)	(.13)	(.13)	—	—	12.68	(32.77)	11,973	2.26 [j]	.54 [j]	122

Class M
March 31, 2013**	$14.22	(.04)	1.64	1.60	—	—	—	—	$15.82	11.25*	$6,106	1.02*	(.28)*	66*
September 30, 2012	12.40	.01	2.19	2.20	(.42)	(.42)	—	.04 [e]	14.22	18.56	5,840	2.06	.09	108
September 30, 2011	14.65	.01	(2.30)	(2.29)	(.12)	(.12)	—	.16 [f,g,h]	12.40	(14.72)	6,300	2.09	.08	121
September 30, 2010	13.80	(.01)	1.13	1.12	(.31)	(.31)	—	.04 [i]	14.65	8.53	8,701	2.17 [j,k]	(.09) [j]	162
September 30, 2009	12.69	.15	.87	1.02	—	—	—	.09 [l,m]	13.80	8.75	9,394	2.06 [j]	1.36 [j]	193
September 30, 2008	19.00	.13	(6.28)	(6.15)	(.16)	(.16)	—	—	12.69	(32.62)	10,800	2.01 [j]	.79 [j]	122

Class R
March 31, 2013**	$14.80	(.02)	1.71	1.69	(.04)	(.04)	—	—	$16.45	11.40*	$2,083	.89*	(.16)*	66*
September 30, 2012	12.90	.05	2.28	2.33	(.47)	(.47)	—	.04 [e]	14.80	18.86	2,032	1.81	.38	108
September 30, 2011	15.25	.06	(2.41)	(2.35)	(.16)	(.16)	—	.16 [f,g,h]	12.90	(14.57)	1,557	1.84	.37	121
September 30, 2010	14.34	.02	1.19	1.21	(.34)	(.34)	—	.04 [i]	15.25	8.86	1,871	1.92 [j,k]	.15 [j]	162
September 30, 2009	13.15	.18	.92	1.10	—	—	—	.09 [l,m]	14.34	9.05	1,661	1.81 [j]	1.61 [j]	193
September 30, 2008	19.76	.22	(6.56)	(6.34)	(.27)	(.27)	—	—	13.15	(32.47)	1,718	1.76 [j]	1.28 [j]	122

Class Y
March 31, 2013**	$15.11	.02	1.73	1.75	(.11)	(.11)	—	—	$16.75	11.62*	$15,939	.64*	.10*	66*
September 30, 2012	13.17	.08	2.37	2.45	(.55)	(.55)	—	.04 [e]	15.11	19.49	12,925	1.31	.54	108
September 30, 2011	15.55	.14	(2.45)	(2.31)	(.23)	(.23)	—	.16 [f,g,h]	13.17	(14.11)	23,939	1.34	.87	121
September 30, 2010	14.60	.09	1.22	1.31	(.40)	(.40)	—	.04 [i]	15.55	9.43	28,405	1.42 [j,k]	.65 [j]	162
September 30, 2009	13.33	.22	.96	1.18	—	—	—	.09 [l,m]	14.60	9.53	28,891	1.31 [j]	1.99 [j]	193
September 30, 2008	19.95	.29	(6.61)	(6.32)	(.30)	(.30)	—	—	13.33	(32.10)	49,515	1.26 [j]	1.70 [j]	122

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	International Growth Fund	International Growth Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.04 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. (SWS), which amounted to less than $0.01 per share outstanding as of August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.14 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of March 30, 2010.

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.24

September 30, 2008	0.14

k Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.07 per share outstanding as of May 21, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

34	International Growth Fund

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

International Growth Fund	35

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

36	International Growth Fund

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $543,125 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $442,534.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $489,661 and the fund received cash collateral of $521,250.

International Growth Fund	37

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2012, the fund had a capital loss carryover of $131,360,072 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$7,133,992	$—	$7,133,992	*

68,610,961	N/A	68,610,961	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $311,694,669, resulting in gross unrealized appreciation and depreciation of $42,778,867 and $11,389,693, respectively, or net unrealized appreciation of $31,389,174.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $13,974,997 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with

38	International Growth Fund

income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.466% of the fund’s average net assets before a decrease of $69,985 (0.021% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management

International Growth Fund	39

or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$428,130	Class R	2,963

Class B	12,646	Class Y	21,739

Class C	11,788	Total	$486,018

Class M	8,752

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $351 under the expense offset arrangements and by $14,652 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $251, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$365,280	Class M	22,406

Class B	43,154	Class R	5,117

Class C	40,239	Total	$476,196

40	International Growth Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,958 and $264 from the sale of class A and class M shares, respectively, and received $4,451 and $73 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $45 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $213,258,513 and $226,238,402, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	196,665	$141,599

Options opened	438,419	251,208
Options exercised	—	—
Options expired	(129,819)	(173,958)
Options closed	(196,665)	(141,599)

Written options outstanding at the
end of the reporting period	308,600	$77,250

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	450,151	$7,230,975	813,594	$11,585,228

Shares issued in connection with
reinvestment of distributions	76,794	1,211,807	720,106	9,433,389

	526,945	8,442,782	1,533,700	21,018,617

Shares repurchased	(1,539,335)	(24,362,215)	(3,572,608)	(51,056,389)

Net decrease	(1,012,390)	$(15,919,433)	(2,038,908)	$(30,037,772)

	Six months ended 3/31/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	28,269	$416,601	62,015	$817,088

Shares issued in connection with
reinvestment of distributions	—	—	22,795	276,508

	28,269	416,601	84,810	1,093,596

Shares repurchased	(118,083)	(1,723,966)	(313,915)	(4,160,188)

Net decrease	(89,814)	$(1,307,365)	(229,105)	$(3,066,592)

International Growth Fund	41

	Six months ended 3/31/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	36,316	$542,145	73,788	$984,925

Shares issued in connection with
reinvestment of distributions	—	—	15,293	189,938

	36,316	542,145	89,081	1,174,863

Shares repurchased	(54,626)	(824,690)	(137,860)	(1,865,684)

Net decrease	(18,310)	$(282,545)	(48,779)	$(690,821)

	Six months ended 3/31/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	8,370	$126,715	8,808	$116,816

Shares issued in connection with
reinvestment of distributions	—	—	15,358	191,203

	8,370	126,715	24,166	308,019

Shares repurchased	(33,090)	(498,821)	(121,482)	(1,646,038)

Net decrease	(24,720)	$(372,106)	(97,316)	$(1,338,019)

	Six months ended 3/31/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	14,563	$229,938	45,484	$636,910

Shares issued in connection with
reinvestment of distributions	261	4,055	3,952	51,093

	14,824	233,993	49,436	688,003

Shares repurchased	(25,489)	(397,959)	(32,775)	(462,436)

Net increase (decrease)	(10,665)	$(163,966)	16,661	$225,567

	Six months ended 3/31/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	146,283	$2,279,229	191,905	$2,684,394

Shares issued in connection with
reinvestment of distributions	6,210	98,304	72,348	950,651

	152,493	2,377,533	264,253	3,635,045

Shares repurchased	(56,692)	(904,866)	(1,226,113)	(16,795,009)

Net increase (decrease)	95,801	$1,472,667	(961,860)	$(13,159,964)

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	160,000

Written equity option contracts (number of contracts)	160,000

Forward currency contracts (contract amount)	$213,200,000

Warrants (number of warrants)	29,000

42	International Growth Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$963,241	Payables	$1,195,301

Equity contracts	Investments	61,433	Payables	94,039

Total		$1,024,674		$1,289,340

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Warrants	contracts	Total

Foreign exchange contracts	$—	$—	$1,452,278	$1,452,278

Equity contracts	241,529	19,221	—	$260,750

Total	$241,529	$19,221	$1,452,278	$1,713,028

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Warrants	contracts	Total

Foreign exchange contracts	$—	$—	$(1,010,251)	$(1,010,251)

Equity contracts	(44,771)	(19,414)	—	$(64,185)

Total	$(44,771)	$(19,414)	$(1,010,251)	$(1,074,436)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,297,120	$42,999,931	$47,297,051	$1,491	$—

Putnam Short Term
Investment Fund*	—	19,642,822	14,225,984	610	5,416,838

Totals	$4,297,120	$62,642,753	$61,523,035	$2,101	$5,416,838

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution

International Growth Fund	43

or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In January 2013, ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the fund’s financial statements.

44	International Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA010
280815 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013